Exhibit 99.8c

                                                                  Execution Copy

            OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of March 1, 2006 (the "Assignment" or the "Agreement"), among Morgan Stanley Mortgage Capital Inc. ("Owner"), Wells Fargo Bank, National Association, a national banking association ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a "Trust" and together, the "Trusts") and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

            WHEREAS, on the respective transaction closing dates set forth on
Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the "Specified Mortgage Loans") to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the "Pooling and Servicing Agreement");

            WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the "Servicing Rights");

            WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the "Initial GMAC Flow Servicing Agreement"), by and between the Owner and GMAC Mortgage Corporation ("GMAC"), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Amended Flow Servicing Agreement" and, together with the Initial GMAC Flow Servicing Agreement, the "GMAC Flow Servicing Agreement") and as further modified by the related Assignment, Assumption and Recognition Agreement identified on Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a "GMAC AAR" and, together with the GMAC Flow Servicing Agreement, for each Trust, the related "GMAC Servicing Agreement"), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and

            WHEREAS, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement (and GMAC has acknowledged each such termination in writing) and to sell to the Servicer, and the Servicer purchased from the Owner the Servicing Rights and agrees to service the Specified Mortgage Loans, subject to the terms hereof and the terms (servicing provisions only) of that certain Seller's Warranties and Servicing Agreement attached as Exhibit A hereto, dated as of December 1, 2005, by and between the Owner and the Servicer (the "SWSA"), as modified by this Omnibus Assignment, Assumption and Recognition Agreement (the "Wells AAR" and, together with the SWSA, the "Wells Servicing Agreement") and Servicer agrees to service the Specified Mortgage Loans in each Trust in accordance with the provisions of the Wells Servicing Agreement;

            WHEREAS, pursuant to the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1.    Acknowledgement of Sale of Servicing Rights.

            The Servicer and the Owner hereby acknowledge that, pursuant to the Flow Servicing Rights Purchase and Sale Agreement, dated as of May 12, 2005, as amended, between the Owner, as seller, and the Servicer, as purchaser (the "Purchase Agreement"), the Owner, as owner of all of the Servicing Rights with respect to the Specified Mortgage Loans sold such Servicing Rights to the Servicer.

            Pursuant to the Purchase Agreement, Servicer purchased the Servicing Rights with respect to the Specified Mortgage Loans and hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the Wells Servicing Agreement.

            In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedue 1 attached hereto (each, a "Servicing Transfer Date"), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the Wells Servicing Agreement.

            The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the Wells Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the Wells Servicing Agreement which are not the Specified Mortgage Loans.

            2.    Recognition by the Servicer

            The Servicer hereby acknowledges and agrees that from and after the applicable Servicing Transfer Date, the Trust shall be considered the "Purchaser" (as such term is defined in the SWSA), which term shall include, with respect to the servicing of the Specified Mortgage Loans, the Master Servicer acting on each Trust's behalf) and further agrees that each Trust shall have all the rights and remedies available to the Purchaser, insofar as they relate to the servicing of the Specified Mortgage Loans in that Trust, under the Wells Servicing Agreement. Neither the Servicer nor the Owner shall amend or agree to amend, modify, waiver or otherwise alter any of the terms or provisions of the Wells Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Specified Mortgage Loans in any Trust or the Servicer's performance under the Wells Servicing Agreement with respect to the Specified Mortgage Loans in that Trust without the prior written consent of the Master Servicer.

            The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans in each Trust pursuant to the related Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Wells Servicing Agreement with respect to the Specified Mortgage Loans. Such rights will include, without limitation except that they relate solely to the Specified Mortgage Loans in each Trust, the right to terminate the Servicer under the Wells Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Wells Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Wells Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights, except as otherwise specified herein, and the right to exercise certain rights of consent and approval under the Wells Servicing Agreement. The Servicer shall make all distributions under the Wells Servicing Agreement required to be made to each Trust under this Agreement, to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:  121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  [See Schedule 1 hereto]

      The servicer shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, [Insert Series Designation]

            3.    Indemnification

            Notwithstanding any statement to the contrary in Section 2 above, the Servicer shall and does hereby acknowledge that the indemnification provisions set forth in Section 8.01 and Section 9.01(g) of the SWSA shall be available to and for the benefit of the Owner, the Depositor and each Trust (including the Trustee and the Master Servicer acting on that Trust's behalf), as provided in the Wells Servicing Agreement.

            4.    Representations and Warranties

                  (a) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  (b) The Servicer hereby warrants and represents that it is a FannieMae- or FHLMC-approved Person.

                  (c) Each of the Owner and the Servicer represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and in the case of the Servicer, laws affecting the contract obligations of insured banks.

            5.    Amendments to the SWSA

            The parties to this Agreement hereby agree to amend the SWSA as follows with respect to the Specified Mortgage Loans:

                  (a) With respect to Article I, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

                  (b) With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

                  (c) With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

                  (d) Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the SWSA shall be inapplicable.

                  (e)   Section 3.02 shall be inapplicable.

                  (f) Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

                  (g) The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

                  (h)   The second sentence of the second paragraph of Section
                        5.01 is hereby amended and restated in its entirety as follows:

                        "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

                  (i) The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

                        "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as
                        Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

                  (j) The second paragraph of Section 6.02 is hereby amended and restated in its entirety as follows:

                        "If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser, the Trustee or the Trust Fund may have under the mortgage instruments, the Company shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Companyr shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section
                        4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

                  (k)   Section 6.04 is hereby modified as follows:

                        (1)   delete paragraph (i) in its entirety; and

                        (2) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively.

                  (l)   Section 6.06 is hereby modified as follows:

                        (1) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively;

                        (2) Section 6.06(i) is hereby amended by inserting at the end of such subsection "(or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB)"; and

                  (m) The first word in Section 6.06(iv) is deleted and replaced in its entirety with "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver,"

                  (n) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 6.07(i):

                        "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

                  (o)   Section 6.10 is hereby deleted in its entirety.

                  (p)   Section 9.01(f)(i) is hereby deleted in its entirety.

                  (q)   Section 9.01(f)(ii) is hereby deleted in its entirety.

                  (r) Section 9.01(f)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

                  (s) Section 9.01(f)(iii) is also amended by adding the following after item (H):

                        "(I) a description of any affiliation or relationship of a type described in Item 1119 of Regulation AB between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization
                        Transaction:

                              (1) the sponsor;
                              (2) the depositor;
                              (3) the issuing entity;
                              (4) any servicer;
                              (5) any trustee;

                              (6) any originator;
                              (7) any significant obligor;
                              (8) any enhancement or support provider; and
                              (9) any other material transaction party."

                  (t) Section 9.01(f)(iv) is hereby amended and restated in its entirety as follows:

                        "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company or any Subservicer and any of the parties specified in Section 9.01(f)(iii)(I) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

                  (u) Section 9.01(f)(vi) is hereby renumbered as 9.01(f)(viii), and the following new Section 9.01(f)(vi) is hereby inserted as follows:

                        "(vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) calendar days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                            (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                            (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                            (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB)."

                  (v) Section 9.01(f)(vii) is hereby deleted in its entirety and replaced with the following new Section 9.01(f)(vii) as follows:

                            "(vii) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

                  (w) Section 9.01(g) is hereby amended and restated in its entirety as follows:

                        "(g) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction or in connection with the purchase of any servicing rights: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f) by or on
                            behalf of the Company, or provided under Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f) by or on
                            behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                            (ii) any breach by the Company of its obligations under, or any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under, Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                            (iii) any breach by the Company of a representation or warranty set forth in Section 9.01(f)(vi)(A) or in a writing furnished pursuant to Section 9.01(f)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(f)(vi)(B) to the extent made as of a date subsequent to such closing date; or

                            (iv) the negligence bad faith or willful misconduct of the Company in connection with its performance under this Article IX.

                        If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

                        In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(g), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer or any Subcontractor.

                        This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

                  (x) The following paragraph is hereby incorporated into the SWSA as new Section 13:

                        "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 6.04 and 6.06, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

                  (y) Section 10.01(ii) is hereby amended and restated in its entirety as follows:

                        "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

                  (z) The word "or" added to the end of Section 10.01(ix) and the following paragraph is hereby incorporated into the SWSA as new Section 10.01(x):

                        "(x) failure by the Servicer to duly perform, within the required time period, its obligations under Sections
                        6.04 or 6.06 which failure continues unremedied for a period of fourteen (14) calendar days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans."

                  (aa)  Exhibit J is hereby replaced in its entirety with
                        Exhibit II to this Omnibus Assignment, Assumption and Recognition Agreement.

            6.    Notices

            The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  [Insert Series Designation]

            The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attn: Global Securities and Trust Services-[Insert Series Designation]

            The Owner's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: [Insert Series Designation]

                  With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

            The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa 50328-001
                  Attention:  John B. Brown, MAC X2401-042

                  With a copy to:

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel, MAC X2401-06T

                  and

                  Wells Fargo Bank, National Association
                  7430 New Technology Way
                  Frederick, Maryland 21703
                  Attention: Structured Finance, MAC X3906-012

            7.    Certain Matters Regarding the Trustee

            It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

            8.    Governing Law

            This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            9.    Modifications

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            10.   Successor and Assigns

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Owner, the Depositor or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Owner, the Depositor or the Servicer, respectively, hereunder.

            11.   Continuing Effect

            Except as contemplated by this Assignment, the SWSA shall remain in full force and effect in accordance with its terms.

            12.   Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            13.   Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the SWSA.

            14.   Conflicts

            In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


Owner                                    THE TRUSTS
MORGAN STANLEY MORTGAGE CAPITAL INC.     BY:  LASALLE BANK NATIONAL
                                         ASSOCIATION, AS TRUSTEE OF EACH OF THE
                                         TRUSTS SET FORTH ON SCHEDULE 1 HERETO



By:  /s/ Van Cushny                      By:  /s/ Christopher Lewis
Its: Vice President                      Its: Assistant Vice President
Taxpayer Identification
Number:

Servicer
WELLS FARGO BANK, NATIONAL ASSOCIATION



By:  /s/ Laurie McGoogan
Its: Vice President
Taxpayer Identification
Number: 94-1347393

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.            WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, AS MASTER SERVICER



By:  /s/ Valerie H. Kay                  By:  /s/ Diane Courtney
Its: Vice President                      Its:Vice President
Taxpayer Identification
Number:

                                   SCHEDULE 1

                                   THE TRUSTS

-----------------------------------------------------------------------------------------------------------------------------------
  Transaction Name        Servicing        Pooling and Servicing Agreement      Cut-off Date       Transaction         For Further
                        Transfer Date                                                              Closing Date        Credit To
-----------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley       March 1, 2006   The Pooling and Servicing Agreement,   January 1, 2006     January 31, 2006    50890500,
Mortgage Loan Trust                     dated as of January 1, 2006 by and                                             MSM 2006-1AR
      2006-1AR                          among the Depositor, the Master
                                        Servicer and Securities
                                        Administrator, and the Trustee
-----------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley       March 1, 2006   The Pooling and Servicing Agreement,   January 1, 2006     January 31, 2006    50890600,
Mortgage Loan Trust                     dated as of January 1, 2006 by and                                             MSM 2006-2
       2006-2                           among the Depositor, the Master
                                        Servicer and Securities
                                        Administrator, and the Trustee
-----------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley       March 1, 2006   The Pooling and Servicing Agreement,   February 1, 2006    February 28, 2006   50896100,
Mortgage Loan Trust                     dated as of February 1, 2006 by and                                            MSM 2006-3AR
      2006-3AR                          among the Depositor, the Master
                                        Servicer and Securities
                                        Administrator, and the Trustee
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                            SPECIFIED MORTGAGE LOANS

              [delivered to Owner, Servicer and Master Servicer]

                                   SCHEDULE 3

               ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS

--------------------------------------------------------------------------------
         Transaction Name                         Assignment Agreement
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust     The Assignment Assumption and Recognition
             2006-1AR                  Agreement dated as of January 1, 2006
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust     The Assignment Assumption and Recognition
             2006-2                    Agreement dated as of January 1, 2006
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust     The Assignment Assumption and Recognition
             2006-3AR                  Agreement dated as of February 1, 2006
--------------------------------------------------------------------------------

                                    EXHIBIT A

                            WELLS SERVICING AGREEMENT

              [delivered to Owner, Servicer and Master Servicer]

                                   EXHIBIT II
Exhibit IA: Standard File Layout - Delinquency Reporting

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Column/Header Name                             Description                      Decimal  Format
                                                                                         Comment
---------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by
                                the Servicer.  This may be different
                                than the LOAN_NBR
---------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each
                                loan by the originator.
---------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
---------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of loans
                                in their system.
---------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
---------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
---------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
---------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
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PROP_ZIP                        Zip code where the property is located.
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BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment                MM/DD/YYYY
                                is due to the servicer at the end of
                                processing cycle, as reported by Servicer.
---------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim                   MM/DD/YYYY
                                was filed.
---------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
---------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
---------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy                 MM/DD/YYYY
                                has been approved by the courts
---------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                        MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
---------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was                         MM/DD/YYYY
                                Approved By The Servicer
---------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For
                                 A Loan Such As;
---------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is                    MM/DD/YYYY
                                Scheduled To End/Close
---------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually                 MM/DD/YYYY
                                Completed
---------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the                  MM/DD/YYYY
                                servicer with instructions to begin
                                foreclosure proceedings.
---------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to                    MM/DD/YYYY
                                Pursue Foreclosure
---------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney                 MM/DD/YYYY
                                in a Foreclosure Action
---------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is                  MM/DD/YYYY
                                expected to occur.
---------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the           2        No
                                foreclosure sale.                                        commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction                 MM/DD/YYYY
                                of the borrower.
---------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession              MM/DD/YYYY
                                of the property from the borrower.
---------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is           2        No
                                marketed.                                                commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a                  MM/DD/YYYY
                                particular price.
---------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO         2        No
                                property.                                                commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA                      MM/DD/YYYY
                                Admin or by the Servicer.
---------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is                 MM/DD/YYYY
                                scheduled to close.
---------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
---------------------------------------------------------------------------------------------------

                                       3

---------------------------------------------------------------------------------------------------

PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
---------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                       MM/DD/YYYY
                                performed.
---------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                         MM/DD/YYYY
---------------------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the               2
                                property based on brokers price opinion
                                or appraisal.
---------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth          2
                                if repairs are completed pursuant to a
                                broker's price opinion or appraisal.
---------------------------------------------------------------------------------------------------
If applicable:
---------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to
                                stop paying on a loan. Code indicates the reason
                                why the loan is in default for this cycle.
---------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed                  MM/DD/YYYY
                                With Mortgage Insurance Company.
---------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                 No
                                                                                         commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company                          MM/DD/YYYY
                                Disbursed Claim Payment
---------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid          2        No
                                On Claim                                                 commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance                 MM/DD/YYYY
                                Company
---------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool                 2        No
                                Insurance Company                                        commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was                 MM/DD/YYYY
                                Issued By The Pool Insurer
---------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance          2        No
                                Company                                                  commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                2        No
                                                                                         commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                 2        No
                                                                                         commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With                     MM/DD/YYYY
                                HUD
---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                2        No
                                                                                         commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim                          MM/DD/YYYY
                                Payment
---------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                 2        No
                                                                                         commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the                         MM/DD/YYYY
                                Veterans Admin
---------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim                  MM/DD/YYYY
                                Payment
---------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim         2        No
                                                                                         commas(,)
                                                                                         or dollar
                                                                                         signs ($)
---------------------------------------------------------------------------------------------------

Exhibit IB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    o     ASUM-  Approved Assumption
    o     BAP-   Borrower Assistance Program
    o     CO-    Charge Off
    o     DIL-   Deed-in-Lieu
    o     FFA-   Formal Forbearance Agreement
    o     MOD-   Loan Modification
    o     PRE-   Pre-Sale
    o     SS-    Short Sale
    o     MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
    o     Mortgagor
    o     Tenant
    o     Unknown
    o     Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o     Damaged
    o     Excellent
    o     Fair
    o     Gone
    o     Good
    o     Poor
    o     Special Hazard
    o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               --------------------------------------------------------
               Delinquency Code Delinquency Description
               --------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               --------------------------------------------------------
               002              FNMA-Illness of principal mortgagor
               --------------------------------------------------------
               003              FNMA-Illness of mortgagor's family
                                member
               --------------------------------------------------------
               004              FNMA-Death of mortgagor's family
                                member
               --------------------------------------------------------
               005              FNMA-Marital difficulties
               --------------------------------------------------------
               006              FNMA-Curtailment of income
               --------------------------------------------------------
               007              FNMA-Excessive Obligation
               --------------------------------------------------------
               008              FNMA-Abandonment of property
               --------------------------------------------------------

               --------------------------------------------------------
               009              FNMA-Distant employee transfer
               --------------------------------------------------------
               011              FNMA-Property problem
               --------------------------------------------------------
               012              FNMA-Inability to sell property
               --------------------------------------------------------
               013              FNMA-Inability to rent property
               --------------------------------------------------------
               014              FNMA-Military Service
               --------------------------------------------------------
               015              FNMA-Other
               --------------------------------------------------------
               016              FNMA-Unemployment
               --------------------------------------------------------
               017              FNMA-Business failure
               --------------------------------------------------------
               019              FNMA-Casualty loss
               --------------------------------------------------------
               022              FNMA-Energy environment costs
               --------------------------------------------------------
               023              FNMA-Servicing problems
               --------------------------------------------------------
               026              FNMA-Payment adjustment
               --------------------------------------------------------
               027              FNMA-Payment dispute
               --------------------------------------------------------
               029              FNMA-Transfer of ownership pending
               --------------------------------------------------------
               030              FNMA-Fraud
               --------------------------------------------------------
               031              FNMA-Unable to contact borrower
               --------------------------------------------------------
               INC              FNMA-Incarceration
               --------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -------------------------------------------------------
                 Status Code    Status Description
               -------------------------------------------------------
                      09        Forbearance
               -------------------------------------------------------
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
               -------------------------------------------------------
                      24        Government Seizure
               -------------------------------------------------------
                      26        Refinance
               -------------------------------------------------------
                      27        Assumption
               -------------------------------------------------------
                      28        Modification
               -------------------------------------------------------
                      29        Charge-Off
               -------------------------------------------------------
                      30        Third Party Sale
               -------------------------------------------------------
                      31        Probate
               -------------------------------------------------------
                      32        Military Indulgence
               -------------------------------------------------------
                      43        Foreclosure Started
               -------------------------------------------------------
                      44        Deed-in-Lieu Started
               -------------------------------------------------------
                      49        Assignment Completed
               -------------------------------------------------------
                      61        Second Lien Considerations
               -------------------------------------------------------
                      62        Veteran's Affairs-No Bid
               -------------------------------------------------------
                      63        Veteran's Affairs-Refund
               -------------------------------------------------------
                      64        Veteran's Affairs-Buydown
               -------------------------------------------------------
                      65        Chapter 7 Bankruptcy
               -------------------------------------------------------
                      66        Chapter 11 Bankruptcy
               -------------------------------------------------------
                      67        Chapter 13 Bankruptcy
               -------------------------------------------------------

Exhibit IC: Standard File Layout - Master Servicing

------------------------------------------------------------------------------------------------------------
Column Name               Description                         Decimal  Format Comment                 Max
                                                                                                      Size
------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR          A value assigned by the Servicer             Text up to 10 digits              20
                          to define a group of loans.
------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to              Text up to 10 digits              10
                          each loan by the investor.
------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan           Text up to 10 digits              10
                          by the Servicer.  This may be
                          different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in             Maximum length of 30 (Last,       30
                          the file.  It is not separated by            First)
                          first and last name.
------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and         2    No commas(,) or dollar signs      11
                          scheduled interest payment that a            ($)
                          borrower is expected to pay, P&I
                          constant.
------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported      4    Max length of 6                    6
                          by the Servicer.
------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less       4    Max length of 6                    6
                          the service fee rate as reported
                          by the Servicer.
------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan      4    Max length of 6                    6
                          as reported by the Servicer.
------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a         2    No commas(,) or dollar signs      11
                          loan as reported by the Servicer.            ($)
------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as          2    No commas(,) or dollar signs      11
                          reported by the Servicer.                    ($)
------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by        4    Max length of 6                    6
                          the Servicer.
------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to      4    Max length of 6                    6
                          calculate a forecasted rate.
------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal         2    No commas(,) or dollar signs      11
                          balance at the beginning of the              ($)
                          processing cycle.
------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal         2    No commas(,) or dollar signs      11
                          balance at the end of the                    ($)
                          processing cycle.
------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing            MM/DD/YYYY                        10
                          cycle that the borrower's next
                          payment is due to the Servicer, as
                          reported by Servicer.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be      2    No commas(,) or dollar signs      11
                          applied.                                     ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated              MM/DD/YYYY                        10
                          with the first curtailment amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the         2    No commas(,) or dollar signs      11
                          first curtailment amount, if                 ($)
                          applicable.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to        2    No commas(,) or dollar signs      11
                          be applied.                                  ($)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated              MM/DD/YYYY                        10
                          with the second curtailment amount  .
------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the         2    No commas(,) or dollar signs      11
                          second curtailment amount, if                ($)
                          applicable.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be      2    No commas(,) or dollar signs      11
                          applied.                                     ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated              MM/DD/YYYY                        10
                          with the third curtailment amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the         2    No commas(,) or dollar signs      11
                          third curtailment amount, if                 ($)
                          applicable.
------------------------------------------------------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as       2    No commas(,) or dollar signs      11
                          reported by the Servicer.                    ($)
------------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported            MM/DD/YYYY                        10
                          by the Servicer.
------------------------------------------------------------------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used          Action Code Key:                   2
                          to indicate the default/delinquent           15=Bankruptcy,
                          status of a particular loan.                 30=Foreclosure, , 60=PIF,
                                                                       63=Substitution,
                                                                       65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest              2    No commas(,) or dollar signs      11
                          adjustment as reported by the                ($)
                          Servicer.
------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment       2    No commas(,) or dollar signs      11
                          amount, if applicable.                       ($)
------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount,        2    No commas(,) or dollar signs      11
                          if applicable.                               ($)
------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing      2    No commas(,) or dollar signs      11
                          as a loss, if applicable.                    ($)
------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding               2    No commas(,) or dollar signs      11
                          principal amount due at the                  ($)
                          beginning of the cycle date to be
                          passed through to investors.
------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance         2    No commas(,) or dollar signs      11
                          due to investors at the end of a             ($)
                          processing cycle.
------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as       2    No commas(,) or dollar signs      11
                          reported by the Servicer for the             ($)
                          current cycle -- only applicable
                          for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest            2    No commas(,) or dollar signs      11
                          amount less the service fee amount           ($)
                          for the current cycle as reported
                          by the Servicer -- only applicable
                          for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount             2    No commas(,) or dollar signs      11
                          collected by the Servicer for the            ($)
                          current reporting cycle -- only
                          applicable for Actual/Actual Loans  .
------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount        2    No commas(,) or dollar signs      11
                          less the service fee amount for              ($)
                          the current reporting cycle as
                          reported by the Servicer -- only
                          applicable for Actual/Actual Loans  .
------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a      2    No commas(,) or dollar signs      11
                          borrower prepays on his loan as              ($)
                          reported by the Servicer.
------------------------------------------------------------------------------------------------------------

                                       2

PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for       2    No commas(,) or dollar signs      11
                          the loan waived by the servicer.             ($)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the            MM/DD/YYYY                        10
                           Modification for the loan.
------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                       Varchar - value can be alpha      30
                                                                       or numeric
------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal       2    No commas(,) or dollar signs      11
                          and interest advances made by                ($)
                          Servicer.
------------------------------------------------------------------------------------------------------------

Exhibit ID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

      (i)

      (ii) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

            (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      (iii) Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

            Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ________________________   Email Address:_____________________

------------------------  --------------------------  --------------------------
Servicer Loan No.         Servicer Name               Servicer Address

------------------------  --------------------------  --------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name:____________________________________________

      Property Address:___________________________________________


      Liquidation Type:  REO Sale    3rd Party Sale   Short Sale   Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown   Yes    No
      If "Yes", provide deficiency or cramdown amount_______________________

      Liquidation and Acquisition Expenses:

      (1) Actual Unpaid Principal Balance of Mortgage Loan     $________________(1)
      (2) Interest accrued at Net Rate                          ________________(2)
      (3) Accrued Servicing Fees                                ________________(3)
      (4) Attorney's Fees                                       ________________(4)
      (5) Taxes (see page 2)                                    ________________(5)
      (6) Property Maintenance                                  ________________(6)
      (7) MI/Hazard Insurance Premiums (see page 2)             ________________(7)
      (8) Utility Expenses                                      ________________(8)
      (9) Appraisal/BPO                                         ________________(9)
     (10) Property Inspections                                  ________________(10)
     (11) FC Costs/Other Legal Expenses                         ________________(11)
     (12) Other (itemize)                                       ________________(12)
            Cash for Keys__________________________             ________________(12)
            HOA/Condo Fees_________________________             ________________(12)
            _______________________________________             ________________(12)


            Total Expenses                                     $________________(13)
      Credits:
     (14) Escrow Balance                                       $________________(14)
     (15) HIP Refund                                            ________________(15)
     (16) Rental Receipts                                       ________________(16)
     (17) Hazard Loss Proceeds                                  ________________(17)
     (18) Primary Mortgage Insurance / Gov't Insurance          ________________(18a) HUD Part A
                                                                ________________(18b) HUD Part B
     (19) Pool Insurance Proceeds                               ________________(19)
     (20) Proceeds from Sale of Acquired Property               ________________(20)
     (21) Other (itemize)                                       ________________(21)
            _______________________________________             ________________(21)
            Total Credits                                      $________________(22)
      Total Realized Loss (or Amount of Gain)                  $________________(23)

Escrow Disbursement Detail

--------------------------------------------------------------------------------
    Type     Date Paid  Period of   Total Paid    Base      Penalties   Interest
(Tax /Ins.)             Coverage                  Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT III

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

--------------------------------------------------------------------------------
                        Servicing Criteria                            Applicable
                                                                      Servicing
                                                                      Criteria
--------------------------------------------------------------------------------
   Reference                         Criteria
--------------------------------------------------------------------------------
                        General Servicing Considerations
--------------------------------------------------------------------------------
                Policies and procedures are instituted to monitor
                any performance or other triggers and events of            X
                default in accordance with the transaction
1122(d)(1)(i)   agreements.
--------------------------------------------------------------------------------
                If any material servicing activities are
                outsourced to third parties, policies and
                procedures are instituted to monitor the third             X
                party's performance and compliance with such
1122(d)(1)(ii)  servicing activities.
--------------------------------------------------------------------------------
                Any requirements in the transaction agreements
                to maintain a back-up servicer for the mortgage
1122(d)(1)(iii) loans are maintained.
--------------------------------------------------------------------------------
                A fidelity bond and errors and omissions policy
                is in effect on the party participating in the
                servicing function throughout the reporting period         X
                in the amount of coverage required by and otherwise
                in accordance with the terms of the transaction
1122(d)(1)(iv)  agreements.
--------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------
                Payments on mortgage loans are deposited into the
                appropriate custodial bank accounts and related
                bank clearing accounts no more than two business           X
                days following receipt, or such other number of
1122(d)(2)(i)   days specified in the transaction agreements.
--------------------------------------------------------------------------------
                Disbursements made via wire transfer on behalf of
                an obligor or to an investor are made only by              X
1122(d)(2)(ii)  authorized personnel.
--------------------------------------------------------------------------------
                Advances of funds or guarantees regarding
                collections, cash flows or distributions, and
                any interest or other fees charged for such                X
                advances, are made, reviewed and approved as
1122(d)(2)(iii) specified in the transaction agreements.
--------------------------------------------------------------------------------
                The related accounts for the transaction, such
                as cash reserve accounts or accounts established
                as a form of overcollateralization, are separately         X
                maintained (e.g., with respect to commingling of
1122(d)(2)(iv)  cash) as set forth in the transaction agreements.
--------------------------------------------------------------------------------
                Each custodial account is maintained at a
                federally insured depository institution as set
                forth in the transaction agreements.  For
                purposes of this criterion, "federally insured
                depository institution" with respect to a foreign          X
                financial institution means a foreign financial
                institution that meets the requirements of
1122(d)(2)(v)   Rule 13k-1 (b)(1) of the Securities Exchange Act.
--------------------------------------------------------------------------------
1122(d)(2)(vi)  Unissued checks are safeguarded so as to prevent           X
                unauthorized access.
--------------------------------------------------------------------------------
                Reconciliations are prepared on a monthly basis
                for all asset-backed securities related bank
                accounts, including custodial accounts and
                related bank clearing accounts.  These
                reconciliations are (A) mathematically accurate;
                (B) prepared within 30 calendar days after the
                bank statement cutoff date, or such other number
                of days specified in the transaction                       X
                agreements; (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain explanations for
                reconciling items.  These reconciling items are
                resolved within 90 calendar days of their
                original identification, or such other number of
1122(d)(2)(vii) days specified in the transaction agreements.
--------------------------------------------------------------------------------
                       Investor Remittances and Reporting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Reports to investors, including those to be filed
                with the Commission, are maintained in accordance
                with the transaction agreements and applicable
                Commission requirements.   Specifically, such
                reports (A) are prepared in accordance with
                timeframes and other terms
                set forth in the transaction agreements; (B)               X
                provide information calculated in accordance with
                the terms specified in the transaction
                agreements; (C) are filed with the Commission as
                required by its rules and regulations; and (D)
                agree with investors' or the trustee's records as
                to the total unpaid principal balance and number
1122(d)(3)(i)   of mortgage loans serviced by the Servicer.
--------------------------------------------------------------------------------
                Amounts due to investors are allocated and
                remitted in accordance with timeframes,
                distribution priority and other terms set                  X
1122(d)(3)(ii)  forth in the transaction agreements.
--------------------------------------------------------------------------------
                Disbursements made to an investor are posted
                within two business days to the Servicer's
                investor records, or such other number of days             X
1122(d)(3)(iii) specified in the transaction agreements.
--------------------------------------------------------------------------------
                Amounts remitted to investors per the investor
                reports agree with cancelled checks, or other              X
1122(d)(3)(iv)  form of payment, or custodial bank statements.
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                            Pool Asset Administration
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                Collateral or security on mortgage loans is
                maintained as required by the transaction                  X
1122(d)(4)(i)   agreements or related mortgage loan documents.
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                Mortgage loan and related documents are
                safeguarded as required by the transaction                 X
1122(d)(4)(ii)  agreements
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                Any additions, removals or substitutions to the
                asset pool are made, reviewed and approved in
                accordance with any conditions or requirements             X
1122(d)(4)(iii) in the transaction agreements.
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                Payments on mortgage loans, including any
                payoffs, made in accordance with the related
                mortgage loan documents are posted to the
                Servicer's obligor records maintained no more
                than two business days after receipt, or such              X
                other number of days specified in the transaction
                agreements, and allocated to principal, interest
                or other items (e.g., escrow) in
                accordance with the related mortgage loan
1122(d)(4)(iv)  documents.
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                The Servicer's records regarding the mortgage
                loans agree with the Servicer's records with               X
1122(d)(4)(v)   respect to an obligor's unpaid principal balance.
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                Changes with respect to the terms or status of an
                obligor's mortgage loans (e.g., loan modifications
                or re-agings) are made, reviewed and approved by           X
                authorized personnel in accordance with the
                transaction agreements and related pool asset
1122(d)(4)(vi)  documents.
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                Loss mitigation or recovery actions (e.g.,
                forbearance plans, modifications and deeds in
                lieu of foreclosure, foreclosures and
                repossessions, as applicable) are initiated,               X
                conducted and
                concluded in accordance with the timeframes or
                other requirements established by the transaction
1122(d)(4)(vii) agreements.
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                Records documenting collection efforts are
                maintained during the period a mortgage loan is
                delinquent in accordance with the transaction
                agreements.  Such records are maintained on at
                least a monthly basis, or such other period
                specified in the transaction agreements, and               X
                describe the entity's activities in monitoring
                delinquent mortgage loans including, for example,
                phone calls, letters and payment rescheduling
                plans in cases where delinquency is deemed
1122(d)(4)(viii)temporary (e.g., illness or unemployment).
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                Adjustments to interest rates or rates of return
                for mortgage loans with variable rates are                 X
                computed based on the related mortgage loan
1122(d)(4)(ix)  documents.
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                Regarding any funds held in trust for an obligor
                (such as escrow accounts):  (A) such funds are
                analyzed, in accordance with the obligor's mortgage
                loan documents, on at least an annual basis, or such
                other period specified in the transaction agreements;
                (B) interest on such funds is paid, or credited, to        X
                obligors in accordance with applicable mortgage loan
                documents and state laws; and (C) such funds are
                returned to the obligor within 30 calendar days of
                full repayment of the related mortgage loans, or such
                other number of days specified in the transaction
1122(d)(4)(x)   agreements.
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                Payments made on behalf of an obligor (such as
                tax or insurance payments) are made on or before
                the related penalty or expiration dates, as indicated
                on the appropriate bills or notices for such payments,     X
                provided that such support has been received by the
                servicer at least 30 calendar days prior to these
                dates, or such other number of days specified in the
1122(d)(4)(xi)  transaction agreements.
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                Any late payment penalties in connection with any
                payment to be made on behalf of an obligor are paid
                from the servicer's funds and not charged to the           X
                obligor, unless the late payment was due to the
1122(d)(4)(xii) obligor's error or omission.
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                Disbursements made on behalf of an obligor are posted
                within two business days to the obligor's records
                maintained by the servicer, or such other number of        X
1122(d)(4)(xiii)days specified in the transaction agreements.
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                Delinquencies, charge-offs and uncollectible
                accounts are recognized and recorded in accordance         X
1122(d)(4)(xiv) with the transaction agreements.
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                Any external enhancement or other support, identified
                in Item 1114(a)(1) through (3) or Item 1115 of
                Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)  transaction agreements.
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                                    [WELLS FARGO BANK, NATIONAL ASSOCIATION]
                                    [NAME OF SUBSERVICER]

                                    Date:
                                         ------------------------------------


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title: